                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ( )
Filed by a Party other than the Registrant (X)

Check the appropriate box:


( )  Preliminary Proxy Statement

(X)  Definitive Proxy Statement

( )  Definitive Additional Materials

( )  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                              BESICORP GROUP INC.
                (Name of Registrant as Specified In Its Charter)

                                    TRITECH
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


( )  $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(1) or 14a-6(i)(2) or Item 22(a)(2) of Schedule
     14A.

( )  $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(l)(3).

( )  Fee computed on table below per Exchange Act Rules 14a-6(l)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     _________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
     ________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to
     Exchange Act Rule 0-11:
     _________________________________________________________

     (4) Proposed maximum aggregate value of transaction:
     _________________________________________________________

     (5) Total fee paid:
     _________________________________________________________

     ( ) Fee paid previously with preliminary materials.

     ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
     __________________________________

     2) Form, Schedule or Registration Statement No.:
     __________________________________

     3) Filing Party:
     ___________________________________

     4) Date Filed:
     ___________________________________


                              BESICORP GROUP INC.
                               1151 FLATBUSH ROAD
                            KINGSTON, NEW YORK 12401





                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                               SEPTEMBER 23, 1997





To the Holders of the Common Stock of BESICORP GROUP INC.:

  PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of BESICORP GROUP INC. (the "Company") will be held at the Wiltwyck Country Club, Lucas Avenue Extension, Kingston, New York 12401 on Tuesday, September 23, 1997, at 10:00 a.m., for the purpose of considering and acting upon the following matters, all as more fully described in the accompanying Proxy Statement:

1) To elect a Board of Directors to hold office until the next annual meeting and until the election and qualification of their respective successors;

2) To approve the appointment of Citrin Cooperman & Company, LLP as the independent public accountants of the Company for the fiscal year ending March 31, 1998; and

3) To consider and act upon all other matters which may properly come before the Annual Meeting or any adjournment thereof.

  The Board of Directors has set the close of business on August 11, 1997, as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof, and only shareholders of record on that date shall be entitled to notice of and to vote at said meeting.

  YOUR PROXY CARD IS ENCLOSED. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO BE PRESENT AND WISH YOUR SHARES TO BE VOTED, YOU ARE REQUESTED TO DATE, FILL IN, SIGN, AND MAIL THE ENCLOSED PROXY CARD PROMPTLY. A RETURN ENVELOPE WITH PREPAID POSTAGE IS ENCLOSED FOR YOUR CONVENIENCE.

                                         By order of the Board of Directors,



                                         /s/ Michael J. Daley
                                         Michael J. Daley
                                         Vice President, Chief Financial Officer
                                         and Corporate Secretary

Kingston, New York
August 19, 1997

                              BESICORP GROUP INC.
                               1151 FLATBUSH ROAD
                            KINGSTON, NEW YORK 12401


                    -----------------------------
                                PROXY STATEMENT

  This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Besicorp Group Inc., a New York corporation (the "Company") to be voted at its Annual Meeting of Shareholders, which will be held at 10:00 a.m. at the Wiltwyck Country Club, Lucas Avenue Extension, Kingston, New York 12401, on Tuesday, September 23, 1997, and at any adjournments thereof (the "Annual Meeting").

  At the Annual Meeting, the Company's shareholders will be asked (i) to elect Messrs. Michael F. Zinn, Gerald A. Habib, Harold Harris, and Richard E. Rosen as directors of the Company to serve until the next annual meeting of shareholders and until their successors are elected and qualified, (ii) to ratify the appointment of Citrin Cooperman & Company, LLP as the Company's independent public accountants for the fiscal year ended March 31, 1998, and (iii) to take such other action as may properly come before the Annual Meeting or any adjournments thereof.

  This Proxy Statement and the accompanying form of proxy, together with the Company's 1997 Annual Report to Shareholders, are being mailed to shareholders on or about August 26, 1997.


                              GENERAL INFORMATION


SOLICITATION AND VOTING OF PROXIES; REVOCATION; RECORD DATE

  Shares represented by each properly executed and returned proxy card will be voted (unless earlier revoked) in accordance with the instructions indicated. If no instructions are indicated on the proxy card, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted "FOR" the election of the nominees for directors named above, "FOR" the ratification of the Company's independent public accountants, and by the proxies in their discretion on any other matters to come before the Annual Meeting.

  A shareholder may revoke a proxy at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the meeting. Any written notice revoking the proxy should be sent to the attention of Michael J. Daley, Vice President, Chief Financial Officer, Corporate Secretary, Besicorp Group Inc., 1151 Flatbush Road, Kingston, New York 12401.

  Proxies may be solicited by mail, and may also be made by personal interview, telephone and facsimile transmission, and by directors, officers and employees of the Company (without special compensation therefor). The expenses of the preparation of the proxy materials and the solicitation of proxies for the Annual Meeting will be paid by the Company. The Company has retained Tritech to assist in the solicitation. In accordance with the regulations of the Securities and Exchange Commission, the Company will reimburse, upon request, banks, brokers and other institutions, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of the Company's Common Stock. Expenses for the solicitation are estimated at $2,500, plus reasonable expenses.

  Only holders of record of the Company's Common Stock $.10 par value ("Common Stock"), at the close of business on August 11, 1997 (the "Record Date") are entitled to vote at the Annual Meeting. As of that date, there were outstanding ________ shares of Common Stock. Each share is entitled to one vote. In order to conduct business at the Annual Meeting, a majority of the total number of Common Stock shares outstanding as of the Record Date must be represented, either in person or by proxy, to constitute a quorum.


                       MATTERS SUBMITTED TO SHAREHOLDERS


                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

  The Board of Directors has designated Messrs. Michael F. Zinn, Gerald A. Habib, Harold Harris and Richard E. Rosen for nomination to serve as directors of the Company until the next annual meeting and until their successors have been duly elected and qualified. (See "Directors and Executive Officers" for biographical information about the
                                       1
nominees.) Pursuant to the Company's by-laws, the Board of Directors has determined that the number of directors constituting the full Board of Directors shall be four.

  Proxies are solicited in favor of the nominees, and it is intended that the proxies will be voted for the nominees unless otherwise specified. Should one or more of the nominees become unable to serve for any reason, unless the Board of Directors, by resolution, provides for a lesser number of directors, the persons named in the enclosed proxy will vote for the election of a substitute nominee or nominees. The Board of Directors has no reason to believe that any nominee will be unable to serve.


RECOMMENDATION

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE FOUR NOMINEES. Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast by the holders of shares outstanding present and entitled to vote on this item at the Annual Meeting is required to elect the nominees. Under applicable New York law, in determining whether this item has received the requisite number of affirmative votes, abstentions will not be counted and will have no effect on the result of the vote, although they will count toward the presence of a quorum. Brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instructions from their beneficial owners. Brokers holding shares in street name, who do not receive instructions, are entitled to vote on the election of directors, since such matters are considered to be routine.


          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
                             (ITEM 2 ON PROXY CARD)

  The Audit Committee has recommended to the Board of Directors of the Company the selection of Citrin Cooperman & Company, LLP as independent public accountants of the Company for the fiscal year ending March 31, 1998.

  A representative of Citrin Cooperman & Company, LLP will be present at the meeting. The representative will be given the opportunity to make a statement at the meeting and will be available to respond to appropriate questions.


RECOMMENDATION

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF CITRIN COOPERMAN & COMPANY, LLP TO BE THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR FISCAL 1998. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of shares present and entitled to vote on this item at the Annual Meeting is required to ratify the selection. Under applicable New York law, in determining whether this item has received the requisite number of affirmative votes, abstentions will not be counted and will have no effect on the result of the vote, although they will count toward the presence of a quorum. Brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instructions from their beneficial owners. Brokers holding shares in street name, who do not receive instructions, are entitled to vote on the ratification of the selection of the independent public accountants, since such matter is considered to be routine.


                        DIRECTORS AND EXECUTIVE OFFICERS


MICHAEL F. ZINN

  Mr. Zinn, 44, President, Chief Executive Officer and Chairman of the Board of Directors, has guided Besicorp since founding the Company in 1976. Prior to founding the Company, Mr. Zinn was director of a federally funded biomass-to-energy project. Prior to the above appointment, Mr. Zinn was employed in energy engineering. He has been awarded six U.S. patents.


GERALD A. HABIB

  Mr. Habib, 51, has been a director of the Company since May 1994. In 1993 Mr. Habib founded The Berkshire Group, a Shokan, NY investment banking and consulting concern that provides business development and merger and acquisition services to chemical and process clients and has served as president since that time. From 1986 to 1990 he served as director of planning and development for NL Chemicals, a multinational specialty chemical company. Mr. Habib also served as a vice president for Elitine Corporation, a technology licensing company, and as a business manager and manager of planning for Olin Chemicals. Since May 1995 Mr. Habib has also served as vice president of a specialty chemicals company. Mr. Habib holds a BS in Chemical Engineering from City University of New York and
                                       2
an MBA from New York University. Mr. Habib is a director of Polymer Solutions, Inc., a Canadian-based manufacturer of advanced polymer-based products for the coatings and adhesives industry.


HAROLD HARRIS

  Mr. Harris, 74, has been a director of the Company since May 1994. He also served as a director of the Company from 1983 to 1986. Mr. Harris is a private investor and owner of Wendaka Corp., a Cape Cod, MA land development company. Mr. Harris retired from Avnet Inc. of New York City. His positions included vice president, mergers and acquisitions and vice president of Avnet's subsidiary, Channel Master, a manufacturer and distributor of communications antennas and accessories, of Ellenville, NY, where he headed the sales and engineering departments. Mr. Harris is a former president of the United States Antenna Manufacturers Association, and in 1964 was a member of the first U. S. trade mission to Yugoslavia.


RICHARD E. ROSEN

  Mr. Rosen, 49, has been a director of the Company since May 1994. In 1993 Mr. Rosen founded Plato Software, Inc. of Saugerties, NY, a software development company engaged in marketing accounting software and has held the position of President since that time. From 1991 to 1993, Mr. Rosen owned and operated Rosebud Consulting Services, which provided analysis, development, and implementation of computer software systems to medium-sized businesses. From 1985 to 1991 Mr. Rosen was general manager of Rosebud Shoes in New York City. Mr. Rosen holds a BA in Social Sciences from the University of North Carolina.


STEVEN I. EISENBERG

  Mr. Eisenberg, 47, joined the Company in January 1989 as Vice President of Beta Development Company, was promoted to Vice President, Finance in December 1989 and Senior Vice President and General Manager in April 1991. In July 1995 Mr. Eisenberg was promoted to Executive Vice President and Chief Operating Officer. Prior to joining the Company, Mr. Eisenberg was Vice President - Corporate Finance for Keith, Marshall & Co. from 1984 to 1989. Mr. Eisenberg holds an MBA (Finance) from Fairleigh Dickinson University and a BS (Economics) from the State University of New York at Oneonta. Mr. Eisenberg served as a director of the Company from December 1989 until resigning from the Board in May 1997.


MICHAEL J. DALEY

  Mr. Daley, 42, joined the Company as Financial Manager in August 1987 and was appointed Vice President, Finance & Administration in May 1989, Corporate Secretary in April 1991 and Chief Financial Officer in September 1994. Prior to joining the Company Mr. Daley was Assistant Controller in charge of partnership accounting for Parliament Hill Corporation, a syndicator of limited partnerships investing in oil and gas exploration in the continental United States. Mr. Daley's prior experience includes management positions in accounting and finance with several companies in the insurance industry. Mr. Daley holds a BS in Accounting from St. Francis College of Brooklyn, NY.


STEVEN G. NACHIMSON

  Mr. Nachimson, 37, joined the Company as Corporate Counsel in May 1995 and was appointed Assistant Secretary in May 1997. Prior to joining the Company, Mr. Nachimson was an attorney in private practice with the firm of Samoff, Kaplan, Benton & Franzman, P.C., of which he was a member from 1991 to 1995 and with which he was associated from 1990 to 1991. From 1986 to 1990 Mr. Nachimson practiced with the law firm of Moscowitz, Samoff & Benton, P.C. Mr. Nachimson holds a J.D. from State University of New York at Buffalo School of Law, and an A.B. in Political Science from Vassar College.


             MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

  During the year ended March 31, 1997, the Board of Directors met 10 times. All directors attended 75% or more of the aggregate number of meetings of the Board and its Committees on which they served.

  The following are the current members and functions of the standing and special committees of the Board of Directors:

  The Compensation Committee consists of Messrs. Habib, Harris, and Rosen and has the powers and authority of the Board of Directors of the Company with respect to all matters regarding compensation of the executive officers of the Company and the Amended and Restated 1993 Incentive Plan ("1993 Plan"). There were five Compensation Committee meetings during the fiscal year ended March 31, 1997.

  The Audit Committee consists of Messrs. Habib, Harris, and Rosen and arranges for the annual audit of the financial statements of the Company. There was one Audit Committee meeting during the fiscal year ended March 31, 1997.

  The Special Litigation Committee consists of Messrs. Habib, Harris, and Rosen and has the powers and authority of the Board of Directors of the Company with respect to all matters affecting the interest of the Company in the shareholder's derivative action described below in "Certain Transactions, Legal Proceedings and Indemnification." There were no Special Litigation Committee meetings during the fiscal year ended March 31, 1997.

  The Legal Defense Management Committee was established in May 1997 and consists of Messrs. Habib, Harris, and Rosen and has the power and authority of the Board of Directors of the Company with respect to all matters affecting the interest of the Company in the Federal criminal proceeding described below in "Certain Transactions, Legal Proceedings and Indemnification."


DIRECTOR COMPENSATION

  Directors of the Company who are also employees are not paid any fees or compensation for their services as members of the Company's Board of Directors or any committee thereof.

  During the fiscal year ended March 31, 1997, each Director of the Company who was not an employee of the Company (Messrs. Habib, Harris, and Rosen) (individually, an "Outside Director") received an annual retainer of $20,000 for his service as a member of the Board of Directors. In addition, Outside Directors who served on the Special Litigation Committee would have received $500 for each full day and $250 for each half day worked on the Committee. Outside Directors were also reimbursed for reasonable expenses relating to their duties.

  Effective April 1997 the Company restructured its compensation program for Outside Directors as follows: each Outside Director will receive an annual retainer of $20,000 and will receive per diem fees for each Board or Committee meeting attended at the rate of $1,000 for each full-day meeting and $500 for each half-day meeting. Each Committee Chairman will receive an additional $3,000 annual stipend. Each Outside Director shall have the right, upon notice to the Company, to receive up to 50 per cent of his cash compensation in the Company's Common Stock based upon the market price on the first day of each month with respect to that month's compensation. Further, for each year of Board service, an Outside Director shall be granted a warrant dated the first day of the fiscal year to purchase 2,500 shares of the Company's Common Stock at a price equal to the market price of the Company's stock on the date of the grant. Each warrant will vest 100% on the first anniversary date of the grant and shall be exercisable for an additional four years. Upon the resignation or retirement of a director, any unvested warrant grants shall expire in full, with any vested warrant grants continuing to be exercisable in accordance with the applicable warrant agreement. Outside Directors will also be reimbursed for reasonable expenses relating to their duties.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information with respect to (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, its only class of voting securities, (ii) the ownership of Common Stock by each current director and nominee, (iii) the ownership of Common Stock by the Chief Executive Officer and each other executive officer and non-executive officer named below in the "Summary Compensation Table" and (iv) the ownership of Common Stock by all current directors and executive officers of the Company as a group. Except as otherwise provided in the footnotes to the table, the beneficial owners have sole voting and investment power as to all securities.

  Under the rules of the Security and Exchange Commission, a person who directly or indirectly has or shares voting power and/or investment power with respect to a security is considered to be a beneficial owner of the security. Shares as to which voting power and/or investment power may be acquired within 60 days are also considered to be beneficially owned under these rules. The information in the table is as of July 17, 1997, and is based on data furnished to the Company by, or on behalf of, the persons referred to in the table.

                                     NUMBER OF SHARES OF COMMON       PERCENT OF COMMON STOCK
    NAME OF BENEFICIAL OWNER       STOCK BENEFICIALLY OWNED (1)(2)   BENEFICIALLY OWNED (1)(2)
 -------------------------------    ------------------------------    -------------------------


Michael F. Zinn
1151 Flatbush Road
Kingston, New York 12401                     1,713,982 (3)                      57.9%(3)

Gerald A. Habib                                     --                              *

Harold Harris                                   18,844                              *

Richard E. Rosen                                    --                              *

Steven I. Eisenberg                            101,000 (4)                       3.4%(4)

Michael J. Daley                                18,584 (4)                          *(4)

Steven G. Nachimson                                300                              *

Wilfrid N. Derby+                                   --                              *

Joseph P. Novarro+                                 200                              *

Directors and executive officers
as a group (7 persons)                       1,852,910                          61.8%



-------
* Less than 1 per cent.

+ Messrs. Derby and Novarro are not executive officers of the Company but are included in the table because their earnings for the fiscal year ended March 31, 1997 met the minimum reportable amount.

(1) Except as described in the footnotes below, all of the above shareholders were both the beneficial shareholders and shareholders of record of the shares listed as of July 17, 1997.

(2) Assumes exercise of all presently exercisable options and warrants.

(3) Includes 25,000 shares that Mr. Zinn has the right to acquire pursuant to warrants which are presently exercisable and 114,201 shares held in the name of his immediate family.

(4) Includes shares that Mr. Eisenberg (28,000) and Mr. Daley (9,500) have the right to acquire pursuant to options granted under the Company's Incentive Stock Option Plan, which options are presently exercisable.

  The Company's executive officers and directors and holders of more than 10% of the Company's Common Stock are required under Section 16(a) of the Exchange Act to file reports of ownership of Company securities and changes in ownership with the SEC. The Company believes that during the fiscal year ended March 31, 1997 the executive officers and directors and holders of more than 10% of the Company's Common Stock complied with all applicable Section 16(a) filing requirements.


                             EXECUTIVE COMPENSATION

  The following table sets forth for the fiscal years ended March 31, 1997, 1996 and 1995, the compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and two executive officers and two non- executive officers whose aggregate individual salary and bonus for the last fiscal year exceeded $100,000 (referred to collectively with the Chief Executive Officer as the "Named Executives").


                      SUMMARY COMPENSATION TABLE

                                                                   LONG-TERM
                                       ANNUAL COMPENSATION       COMPENSATION
                                       ---------------------     --------------
                                                                  SECURITIES        ALL OTHER
            NAME AND                                              UNDERLYING      COMPENSATION
       PRINCIPAL POSITION        YEAR SALARY ($)   BONUS ($)    OPTIONS (#) (1)        ($)
 -------------------------------  ---  ----------  ---------     --------------  ----------------




















Michael F. Zinn                  1997     350,794    293,792                     14,750(2)  (3)
President and CEO
                                 1996     350,000    250,000            39,000   14,620(2)  (3)
                                 1995     333,717    500,000                     13,512(2)  (3)



Steven I. Eisenberg              1997     174,858    223,670(4)                  14,750(2)  (3)
EVP and COO
                                 1996     163,077    318,367(4)         13,500   14,620(2)  (3)
                                 1995     152,325    233,221(4)                  14,000(2)  (3)



Michael J. Daley                 1997      91,462     21,000                      1,300(3)
VP, CFO, and Corporate Secretary
                                 1996      85,000     15,000             3,000    1,000(3)
                                 1995      83,846     16,000(4                    1,150(3)
                                                            )



Wilfrid N. Derby*                1997     100,000     20,000                          0
VP, Project Development




Joseph P. Novarro*               1997      78,152     25,000                      1,782(3)
VP, Project Development



* Messrs. Derby and Novarro are not executive officers of the Company but are included in the table because their earnings for the fiscal year ended March 31, 1997 met the minimum reportable amount. Compensation for fiscal years ended March 31, 1996 and 1995 is not reported because Messrs. Derby and Novarro were not Named Executives during the years in question.

(1) In January 1996 Messrs. Zinn and Eisenberg were granted non-statutory options under the 1993 Plan to purchase restricted shares of the Company's Common Stock at $7.00 per share. All options were exercised by Messrs. Zinn and Eisenberg, and the restrictions will lapse in January 2001. At March 31, 1997 the aggregate 20,500 restricted shares of Common Stock held by Messrs. Zinn and Eisenberg had a net value of $261,375 based upon a market value of $404,875, less the purchase price of $143,500.

(2) Includes premiums of $10,000 paid by the Company on life insurance policies for both Mr. Zinn and Mr. Eisenberg in each of Fiscal 1997, 1996, and 1995.

(3) Includes the Company's matching contribution to its qualified 401(k) Plan to the named individuals as follows: for Fiscal 1997: Mr. Zinn, $4,750; Mr. Eisenberg, $4,750; Mr. Daley, $1,300; Mr. Novarro, $1,782; for Fiscal 1996: Mr. Zinn, $4,620; Mr. Eisenberg, $4,620; and Mr. Daley, $1,000; for Fiscal 1995: Mr. Zinn, $3,512; Mr. Eisenberg, $4,000; and Mr. Daley, $1,150.

(4) The Company has a deferred compensation plan, pursuant to which incentive compensation was provided to certain key employees based on the future operating performance of certain projects. Pay-outs made from the Company's compensation plan for the named individuals for Fiscal 1997: Mr. Eisenberg, $7,500; Fiscal 1996: Mr. Eisenberg, $68,691; and for Fiscal 1995: Mr. Eisenberg, $41,207.


                                 STOCK OPTIONS

  Under the 1993 Plan up to 1,000,000 shares of Common Stock may be issued to officers, directors, employees and consultants of the Company. Awards under the plan may be in the form of statutory stock options, non-statutory stock options, stock appreciation rights ("SAR's"), dividend payment rights or options to purchase restricted stock. No awards were granted under this plan during Fiscal 1997.

  The following table provides information related to options and warrants exercised by the named executives during Fiscal 1997 and the number and value of options and warrants held at fiscal year end. The Company does not have any outstanding SAR's.


     AGGREGATED OPTION/WARRANT EXERCISES IN LAST FISCAL YEAR
            AND FISCAL YEAR-END OPTION/WARRANT VALUES

                                                            NUMBER OF
                                                           UNEXERCISED      VALUE OF UNEXERCISED
                                                         OPTIONS/WARRANTS  IN-THE-MONEY OPTIONS/
                        NUMBER OF                         AT FY-END (#)    WARRANTS AT FY-END ($)
                     SHARES ACQUIRED                       EXERCISABLE/         EXERCISABLE/
        NAME         ON EXERCISE (#)  VALUE REALIZED ($)  UNEXERCISABLE        UNEXERCISABLE
 -------------------  ---------------  -----------------  ---------------  -----------------------


Michael F. Zinn              20,000           215,000     25,000/20,000       446,875/335,000

Steven I. Eisenberg               0                 0     28,000/12,000       424,900/201,000

Michael J. Daley              1,800            20,025      9,500/3,000         137,000/50,250

Wilfrid N. Derby                  0                 0        0/4,000              0/67,000

Joseph P. Novarro                 0                 0        0/2,000              0/33,500





          CERTAIN TRANSACTIONS, LEGAL PROCEEDINGS AND INDEMNIFICATION

  As of March 31, 1997 and 1996, two corporations owned by the Company's President (the "Corporations") owed the Company $37,005 and $16,602, respectively. These amounts represent the net balances due to the Company, which provides accounting services to the Corporations. In turn, the Corporations provided to the Company airport usage and plane services valued at $90,621, $64,828 and $74,914 for the years ended March 31, 1997, 1996 and 1995, respectively.

  As a part of his guarantees of the Company's debts of $375,067 and $407,266 at March 31, 1997 and 1996, the President of the Company has a security interest in various assets, patents, and personal property owned by the Company.

  No director or officer of Besicorp has been involved in any legal proceeding requiring disclosure during the past five years under the Securities and Exchange Commission rules, except as follows: (1) On June 19, 1997 the Company and Mr. Michael F. Zinn entered guilty pleas to two felony counts in the United States District Court for the Southern District of New York in connection with contributions made to the 1992 election campaign of Congressman Maurice D. Hinchey. The Company and Mr. Zinn are scheduled to be sentenced on September 24, 1997. (2) On March 29, 1993 a shareholder derivative action, Lichtenberg v. Michael Zinn, et al., was commenced and is currently pending in the New York Supreme Court. The Company and Messrs. Michael F. Zinn, Steven I. Eisenberg, and Martin E. Enowitz were named as defendants. The complaint alleges that the individual defendants breached their fiduciary duty to the Company. The Special Litigation Committee reviewed the matter and determined that it was not in the Company's best interest to pursue the action. The Company has moved to dismiss the action and is awaiting a decision on the matter. (For further information regarding these matters, see "Legal Proceedings" and Note 13 to Notes to Financial Statement in the Company's 1997 Annual Report to Shareholders.)

  By action of the Board of Directors and in accordance with Sections 721 and 722 of the New York Business Corporation Law and the by-laws of the Company, the Company has agreed to advance indemnification payments on behalf of certain persons involved in the foregoing matters for attorneys' fees and disbursements of counsel approved by the Company. In connection with the Federal criminal proceeding, total indemnification payments advanced on behalf of Mr. Zinn, as of July 25, 1997, for legal fees have totaled $208,250. This amount reflects a best estimate allocation by the Company and could vary significantly depending on the ultimate outcome of the matter. Directors, officers and current and former employees and their spouses who were actual or potential witnesses in this matter were also indemnified by the Company. Amounts advanced for such indemnified persons as of July 25, 1997 aggregated $160,261. In connection with the Lichtenberg matter, total legal fees and disbursements paid as of July 25, 1997, on behalf of the Company and Messrs. Zinn, Eisenberg and Enowitz have totaled $612,489. No allocation has been made to date in connection with this matter.


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10 per cent of any registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange reports of ownership of the Common Stock of the Company. Reporting persons are required by SEC regulation to furnish the Company with copies of all such reports that they file. To the best of the Company's knowledge, during the fiscal year ended March 31, 1997, its officers, directors and greater than 10 per cent beneficial owners filed all required Section 16(a) reports on a timely basis.


                             SHAREHOLDER PROPOSALS

  Shareholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's 1998 Annual Meeting must be received no later than April 25, 1998, by the Secretary of the Company at the Company's address set forth on the first page of this Proxy Statement.


                                 OTHER BUSINESS

  The Board of Directors of the Company is not aware of any other matters to come before the Annual Meeting. If any other matter should come before the meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgment.


                                 By Order of the Board of Directors


                                 /s/ Michael J. Daley
                                 Michael J. Daley
                                 Vice President, Chief Financial Officer
                                 and Corporate Secretary

Kingston, New York
August 19, 1997

                              BESICORP GROUP INC.



NOTE: FOR ALL HOLDERS WHO ACQUIRED SHARES PRIOR TO THE 10-FOR-1 REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK EFFECTIVE APRIL 16, 1991, THE NUMBER OF SHARES WHICH YOU ARE ENTITLED TO VOTE, AS IDENTIFIED HEREON, IS AS ADJUSTED TO REFLECT SUCH REVERSE STOCK SPLIT.



WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.












                  Please fold at perforation before detaching





                              BESICORP GROUP INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS


The undersigned hereby appoints Michael J. Daley and Karen Keator, and each of them, with full power of substitution, the proxies of the undersigned to vote all shares of Common Stock of BESICORP GROUP INC. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company, to be held at the Wiltwyck Country Club, Lucas Avenue Extension, Kingston, New York 12401 on Tuesday, September 23, 1997 at 10:00 a.m. and at all adjournments thereof, in accordance with the directions on the reverse side hereof with respect to the following matters:


1. Election of Directors:

 NOMINEES: Michael F. Zinn, Gerald A. Habib, Harold Harris, Richard E. Rosen

2. Appointment of Citrin Cooperman & Company, LLP as the independent public accountants of the Company for the fiscal year ending March 31, 1998.

3. Such other matters as may properly come before the meeting.





                                SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2:
                                 Please mark your votes as in this example. /x/



1.  ELECTION OF DIRECTORS: / / FOR all nominees as listed below/ / WITHHOLD AUTHORITY to vote
                           (except as marked to the contrary below.) for all nominees listed below.


    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, DRAW A LINE THROUGH THE NOMINEE'S NAME.)


    Michael F. Zinn, Gerald A. Habib, Harold Harris, Richard E. Rosen





2.  TO APPROVE THE APPOINTMENT OF CITRIN COOPERMAN & COMPANY, LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR
    THE FISCAL YEAR ENDING MARCH 31, 1998.


3.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


-----------------------------------------------------------------------------------------------------------------------------


2.  FOR  AGAINST ABSTAIN

    / /    / /     / /


3.


-------------------------



THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please be sure to sign and date this Proxy.




   Shareholder sign here          Date
---                     ----------    ------


   Co-owner sign here             Date
---                     ----------    ------


NOTE: Please sign exactly as the
name appears on this card. When
shares are held by joint
tenants, both should sign. When
signing as attorney, executor,
administrator, trustee or
guardian, please give full title
as such. If a corporation,
please sign in full corporate
name by president or other
authorized officer. If a
partnership, please sign in
partnership name by authorized
person.
/ /